SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant                [ X ]
Filed by Party other than the Registration        [    ]
Check the appropriate box:
[    ]    Preliminary Proxy Statement
[ X  ]    Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to Para 240.14a-11(c) or
          Para 240.14a-12

                       THE  SOMERSET  GROUP,  INC.
             (Name of Registrant as Specified in its Charter)

                       THE  SOMERSET  GROUP,  INC.
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[    ]   $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]   Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction
            applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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